UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
     PURSUANT TO SECTION 13 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     November 19, 2004


                                    NUTRACEA
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              Exact name of registrant as specified in its charter)


          California                  0-32565               87-0673375
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 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)              File Number)           Identification No.)


              1261 Hawks' Flight Court, El Dorado Hills, CA  95762
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                     (Address of principal executive office

Registration's telephone number, including area code:     (916) 933-7000
                                                     ---------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 4 - MATTERS RELATED TO ACCOUNTANT AND FINANCIAL STATEMENTS

ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL
STATEMENTS OR COMPLETED INTERIM REVIEW.

On August 19, 2003, Nutracea, Inc. (the "Company") filed a Form 10-QSB for the quarter ended June 30, 2003. Subsequently, the Company restated its Consolidated Financial Statements for the second quarter and six months ended June 30, 2003 to correct a reporting error discovered in the fourth quarter of 2003 in the valuation of stock-based compensation, and on August 16, 2004, the Company filed an amended Form 10-QSB for the second quarter of 2003.

On November 19, 2003, the Company filed a Form 10-QSB for the quarter ended September 30, 2003. The Company restated its Consolidated Financial Statements for the third quarter and nine months ended September 30, 2003 to correct a reporting error discovered in the fourth quarter of 2003 in valuation of stock-based compensation. An amended Form 10-QSB for the third quarter of 2003 was filed on November 15, 2004.

Both restatements were discussed by Nutracea's CFO with Nutracea's independent auditors during early 2004 when the errors were discovered during Nutracea's 2003 audit. Nutracea's auditors advised Nutracea at that time that restatements were required.

The Company's annual report on Form 10-KSB for the year ended December 31, 2003, which has been previously filed, includes and reflects all of the corrections to the second and third quarter financial results that are contained in the amended Form 10-QSB filings. Additional information regarding the restatements is contained in the footnotes to the various financial statements included in these filings.

SECTION  5  -  CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

On November 19, 2004, the Company terminated Joanna Hoover, its Chief Financial Officer. The Company plans to utilize temporary financial/accounting consultants to manage the Company's financial oversight until a permanent replacement is hired.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     November 24, 2004                     NUTRACEA, INC.
                                       -----------------------------------------
                                                  (Registrant)


                                              /s/ Patricia McPeak
                                       -----------------------------------------
                                               Patricia McPeak, President


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